UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-23295

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Long/Short Equity & Dynamic Income Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through April 30, 2021

Item 1(a) Report to shareholders.

TIMELY INFORMATION INSIDE

Long/Short Equity & Dynamic Income Trust (CPZ)

SEMIANNUAL REPORT APRIL 30, 2021

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments12

Statement of Assets and Liabilities26

Statement of Operations27

Statements of Changes In Net Assets28

Statement of Cash Flows29

Notes to Financial Statements30

Financial Highlights37

Report of Independent Registered
Public Accounting Firm38

About Closed-End Funds39

Managed Distribution Policy40

Automatic Dividend Reinvestment Plan40

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1300 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2021. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Long/Short Equity & Dynamic Income Trust (CPZ).

Throughout history, the global economy and financial markets have navigated unprecedented challenges and uncertainty, guided by human ingenuity, innovation, and forward-looking perspective. We saw this continue during the semiannual period, with many asset classes posting strong gains. Volatility has ramped up, but we believe there is additional upside for experienced, risk-conscious investors. As the global economy continues to make its way through an extraordinary period, individual security selection and active management will be extremely important, both for identifying opportunities and understanding potential risks. Our team is confident that the Fund is well positioned to capitalize on the potential we see across markets.

Market Review

The semiannual period spanned a period of significant change—including a new U.S. presidential administration and shifts in Congress, eagerly anticipated vaccine rollouts, and varying levels of economic reopening around the world. The period also saw the emergence of long-dormant inflation pressures and rising interest rates, including a near doubling of the 10-year U.S. Treasury yield. Meanwhile, the Federal Reserve and other central banks affirmed their commitments to supportive policy and fiscal stimulus continued at record levels.

Stock advanced at a brisk clip during the reporting period, with vaccination progress, job gains and other positive economic data, corporate earnings, fiscal stimulus and accommodative monetary policy giving market participants reasons for optimism. However, as we noted, volatility was also formidable. While many growth-oriented securities continued to post very healthy returns in absolute terms, value-oriented and cyclical sectors came back into favor as investors contemplated the strength of the economy, rising interest rates and inflation pressures. Within the fixed-income markets, high-yield securities outpaced investment-grade issues.

Letter to Shareholders

2   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CPZ is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

As a result of our effective active management and recent strong portfolio performance, CPZ raised its monthly distribution during the period by $0.0100 per share, representing an approximate increase of 18%. As a result, the Fund now pays out $0.1300 per share, constituting an annualized distribution rate of 7.52%* as of April 30, 2021. The distribution increase is our effort to enable you, our shareholders, to directly participate in the recent and expected performance of the portfolio.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. The dividend yield of the ICE BofA All U.S. Convertibles Index was 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%. And the ICE BofA U.S. High Yield Index was yielding 4.12%, all well behind CPZ’s distribution rate.

Outlook

We believe the global economic recovery will continue at a strong pace over the near term. Of course, the rate of growth will vary among regions—with the U.S. among the economies that are particularly well positioned, due to accommodative fiscal conditions and extraordinary levels of stimulus. We also see improving fundamentals in several other countries. There will be many investment opportunities through this phase of the cycle, including in the securities of companies positioned to benefit from reopening and recovery as well as innovative businesses at the forefront of established and emerging growth trends.

Capitalizing on this diverse opportunity set requires long-term perspective because short-term volatility is likely to remain elevated. We are prepared for continued market rotation as the economy accelerates before ultimately settling into a new post-pandemic “normal.” We also expect fiscal policy uncertainty about the U.S. tax and regulatory environment will fuel market turbulence with the potential to also influence the longer-term course of the U.S. economic recovery.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/21 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.1000 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax-reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   3

Our team is closely monitoring inflation data and its drivers. Overall, what we have seen thus far is not surprising, given the combination of healthy consumer balance sheets, fiscal stimulus, pent-up demand and economic reopening. Also, while inflation has risen, it is still relatively low, with year-over-year changes coming off very low base effects. Indeed, today we are not witnessing the double-digit inflation increases that I remember from past decades.

Asset Allocation in a Changing World

From an asset allocation standpoint, we encourage investors to maintain broad diversification—by asset class, investment style, market capitalization, and geography. However, asset allocation is not static, and we encourage investors to consult with their investment professionals on an ongoing basis and especially during periods of rapid economic change. Your investment professional can help you determine if you should rebalance your asset allocation in response to market conditions or your unique personal circumstances.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

In Closing

CPZ leverages Calamos Investments’ extensive experience in risk-managed equity investments, innovative income-oriented strategies, and alternative products. CPZ is designed to offer an attractive monthly distribution, supported by a multi-asset income strategy structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation and net-equity-exposure adjustments built around Calamos’ time-tested global long/short equity strategy.

I encourage you to visit our website, www.calamos.com, for ongoing updates about the markets and asset allocation strategies for investors seeking income, capital appreciation, or both. On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2021: The MSCI All Country World Index, a measure of global stock market performance, returned 28.56%. The S&P 500 Index, a measure of the U.S. stock market, returned 28.85%. The Russell 3000 Value Index, a measure of U.S. value stock performance, returned 37.64%. The Russell 3000 Growth Index, a measure of U.S. growth stock performance, returned 25.08%. The Russell 2000 Index, a measure of small cap performance, returned 48.06%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 23.09%. The ICE BofA All U.S. Convertibles Index, a measure of the U.S. convertible securities market, returned 27.33%. The Refinitiv Global Convertible Bond Index, a measure pf the global convertible bond market, returned 20.84%. The ICE BofA U.S. High Yield Master II Index, consisting of below-investment-grade U.S. dollar-denominated corporate bonds that are publicly issued in the U.S. domestic and yankee bonds, returned 8.12%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index, a measure of the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 7.98%. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of the U.S. investment-grade bond market, returned -1.52%.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

6   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/21

Common Shares – Inception 11/29/19
	6 Months	1 Year	Since Inception
On Market Price	52.74%	47.84%	10.62%
On NAV	36.76%	41.30%	18.68%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

SECTOR WEIGHTINGS

Industrials	26.0%
Financials	19.8
Communication Services	11.0
Information Technology	9.0
Health Care	7.5
Real Estate	6.5
Consumer Discretionary	6.5
Energy	5.4
Consumer Staples	3.3
Materials	2.5
Utilities	1.3
Airlines	0.4
Other	0.3

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Long/Short Equity & Dynamic
Income Trust (CPZ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) is a closed-end fund that seeks to provide current income and risk-managed capital appreciation by providing hedged market exposure built around Calamos’ time-tested global long/short equity strategy. It is designed to offer an attractive monthly distribution, supported by a multi-asset income strategy structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation and net-equity-exposure adjustments. CPZ leverages Calamos Investments’ extensive experience in risk-managed equity investments, innovative income-oriented strategies, and alternative products.

The Fund normally will invest at least 80% of its managed assets in a globally diversified portfolio composed of equity securities including common stocks, preferred stocks, convertible securities and exchange-traded ETFs. At least 50% of the managed assets of the portfolio will be invested in the long/short equity strategy. The Fund may invest up to 20% of its managed assets in global income producing securities, including high-yield and investment-grade corporate securities.

How did the Fund perform over the reporting period?

For the semiannual period ending April 30, 2021, the Fund returned 52.74% on market price and 36.76% on NAV.

The Fund’s shares traded at a 9.51% discount to NAV on April 30, 2021.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs as shareholders often source them for liquidity purposes. This is especially relevant to new funds, like CPZ, that have not established long periods of time for the market to assess the Fund’s distribution history and price trading dynamics relative to NAV. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long-term within asset allocations, we maintain that the NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Did the Fund’s monthly distribution rate change during the period?

The Fund’s distribution rate increased twice over the past six months. In December, and later in February, the Fund increased its distribution rate by $0.0100 per share on each occasion, representing a raise of 18% in the aggregate during the period and since its inception in November 2019. As of April 30, 2021, CPZ was paying a monthly distribution of $0.1300 per share. It should be noted that there was no allocation from return of capital in any distributions paid in 2020, or through April of 2021.

Distribution changes not only reflect the recent performance of the portfolio but also consider the portfolio managers’ expectations for returns over the next several months. The distribution increase is an effort by the Advisor to have shareholders more directly participate in the recent and expected performance of the portfolio, that can serve to support the total returns on stock price.

What factors influenced performance over the reporting period?

The central theme across financial markets has been the recognition that vaccines are becoming widely available in the U.S. and delivering on their promised efficacy. Therefore, the last six months have ushered in one of the strongest economic backdrops in decades. While investors are persuaded that the world is heading back to normal, many are slow to understand the scale of the accelerating demand due to the unprecedented circumstances. Shifts in the political and social landscape are equally portentous.

Although the adjustment in bond yields was significant during the period, its impact upon equities was confined within the universe (involving a rotation across sectors and styles) rather than at the index level. This ability of the equity market to absorb the rise in interest rates underscores the absence of fundamental risk for equities. Key debates for coming months will revolve around the pace of further rate adjustment, the nature of taxation and regulation under the Biden administration, and investor positioning.

The reporting period was dominated by a material reassessment of the global economic outlook led by an equity “growth shock” in the U.S. This resulted in the outperformance of a range of cyclical recovery names that benefited the Fund’s positioning. At the index level, performance was led by sectors (energy, industrials and financials) that dominate the Fund’s long portfolio.

ASSET ALLOCATION AS OF 4/30/21

8   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

Equally important, the broadening of the equity gains—as witnessed in the outperformance of the S&P 500 Index equal-weighted Index and the Russell 2000 Index—has favored our diversified approach to long/short investing.

What helped and hurt performance over the semiannual period?

During the period, the Fund’s positions in the industrials, energy and financials sectors were beneficial to returns. Conversely, our hedges (short) on the S&P 500 Index per the SPDR S&P ETF (SPY), Tesla (Consumer Discretionary) and the Consumer Staples SPDR ETF (XLP) were detrimental to performance over the period.

As of April 30, 2021, the long/short portion of the portfolio had a delta-adjusted net long position of approximately 53%

In the equity portion of the portfolio, our positioning of cyclicals and value stocks—that underperformed throughout much of 2020—came to fruition at the conclusion of the year and continued their outperformance through the end of the reporting period relative to the general markets, which were previously driven by concept and long-duration names.

The equity rotation since November has been impressive and benefited the Fund’s positioning, but it is premature to lean against cyclical recovery. Cyclical underperformance would require peaking economic data, weaker relative earnings and an end to rising bond yields. While we will consider fading this in the autumn of 2021 or early 2022 when the acceleration in activity is largely understood and the tailwind from fiscal stimulus is complete, it continues to make sense at this point.

With respect to regions, we have maintained an overwhelming bias to U.S. versus non-U.S. equities in our long book since the Fund launched in November 2019. This bias continues because America has the greatest capacity to reflate its economic system. In the past year, the scale of outperformance delivered by U.S. corporates is extraordinary, while the stagnation elsewhere is bewildering. One intriguing note is that corporate Japan is producing better profit growth than China.

The Fund’s preferred securities outperformed in the period, benefiting from select names in energy and REITs, while the Fund’s credit securities also outperformed based on security selection in the capital goods and consumer non-cyclical sectors. Interestingly, the underweight to the energy sector was a detractor from performance, as energy was one of the strongest performance areas of the credit market.

How is the Fund positioned?

The broad themes have not changed: we prefer cyclicals over defensives, less mega-cap exposure and companies that can exhibit strong operating leverage in an ongoing recovery. We want to own stocks whose earnings over the coming year can rise more than the potential valuation compression in the major benchmarks.

Within the cyclical and recovery cohort, we focus on companies that will generate earnings in 2022 that are comfortably above 2019 levels. Many recovery stories will not meet this hurdle because of the lingering nature of the virus and due to capital raises that have diluted their earnings power. The Fund’s largest industry biases include industrials and financials.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   9

Hedging activities have remained focused on the Fund’s equity exposure, while the preferred security and fixed-income holdings remain unhedged. Within the equity component, net delta-adjusted exposures concluded the period at approximately 53%. Hedging activities reflect a mix of strategic and tactical considerations, in addition to being influenced by the market pricing of risk.

Given the revived role of retail investors in today’s markets, we favor option spreads at the stock level for hedging purposes. We have been highly sensitive to the risk of short squeezes and, thus, have generally used index and ETF instruments to reduce the Fund’s beta. Thus far, we position for interest-rate risk by investing in companies—such as select financials holdings—that benefit fundamentally from rate increases. While the long portfolio is heavily biased to U.S. versus non-U.S. securities, the hedges are U.S. biased as well.

Our regional preferences start with the U.S., then the UK over continental Europe, then Japan, and lastly the emerging markets world. The pandemic has become a humiliation for continental Europe, illuminating its fundamental sources of economic decline. Its aspirations for sermonizing efficiency have been exposed by the dangers of its centralized regulatory monoculture. Overambitious and unaccountable, the real enemies of Brussels’ technocracy are neither the pandemic nor Brexit, but poor governance and economic stagnation.

We continue to view energy as one of higher-beta areas of the preferred market, and on a beta-adjusted basis, our positioning is closer to neutral, even though our nominal weight is below that of the benchmark.

Most of the holdings in the dynamic income component of the portfolio are traditional high-yield bonds, as we continue to see pockets of opportunity in the market. However, we continue to view bank loans as an attractive way to help manage overall interest-rate duration through a barbelled portfolio construction. Additionally, we are identifying more opportunity in BB-rated credits, which underperformed the broad high-yield market in the first quarter and may have more room to appreciate. As always, we apply our active, bond-by-bond approach to take risk when we believe our shareholders are being well compensated. From an economic sector perspective, the portfolio holds overweight positions in the insurance and consumer non-cyclical sectors. Underweights include energy and electric utilities.

The preferred asset class is dominated by the financials sector, with 75% of the benchmark represented by financial companies. The other 25% is primarily the utility, energy and communication services sectors. While we own both retail and institutional preferreds in the portfolio, we have been shifting holdings more in the direction of the latter, which we believe offer more relative value in the current environment. Most $25 par retail preferreds are issued with fixed-for-life coupons and perpetual-maturity structures, which carry longer durations. Given our view for a steepening yield curve, we anticipate the institutional preferred market to provide greater performance in coming quarters. From an economic sector perspective, the portfolio is overweight both banks and REITs. Underweights include the insurance sector and government-owned companies.

10   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

Please discuss the Fund’s distributions during the semiannual period.

Within the Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. As previously mentioned, the Fund increased its distribution amount twice over the period, resulting in an aggregate of $0.1300 per share per month as of April 30, 2021. This represents a current annualized distribution rate of 7.52% of market price as of April 30, 2021. We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%.

Please discuss how the Fund uses Leverage.

As the financial markets continue to recover, we believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. With low current borrowing costs, our use of leverage may offer a favorable reinvestment dynamic as markets recover. As of April 30, 2021, our amount of leveraged assets was approximately 18%. The Fund does not employ leverage on the long/short equity strategy, which will inherently make it typically lower levered relative to our other closed end funds.

What are your closing thoughts for Fund shareholders?

Risk assets will be supported by the strongest year for global GDP in more than two decades as mass vaccinations look to sever the link between COVID-19 and economic activity. This story of cyclical resurgence amidst unprecedented policy support is not a mirage. It will continue through much of the year, possibly climaxing in early 2022.

We believe U.S. bond yields will move higher, with the 10-year U.S. Treasury breaching 2% in the next six months. Equities can incorporate this repricing because it should be accompanied by a rising tide of expectations for economic activity and profitability. The speed of rate adjustment will become more critical beyond May when more of the economic recovery has been priced into equities.

Amidst this stunning recovery from the pandemic, the social and political landscape is shifting both domestically and abroad. This implies a new investment regime for the coming decade. As with most transitions, this will not transpire in a straight line, nor does it undermine the favorable equity opportunity of coming quarters. And yet, it is obvious that many of the investor behaviors of the post-2008 era must be unlearned. We feel strongly that the mandate of CPZ is well positioned for this regime shift.

The pandemic has proven a catalyst for the “do whatever it takes” policy revolution, and the race to spend without any consideration of the cost is a product of expediency. Meanwhile, the confrontation between the U.S. and China is becoming ideological in nature and less reconcilable. When the cyclical momentum climaxes, which is the nascent story for 2022, equities must navigate the conundrum of “re-entry” in the face of rising headwinds against corporate profitability.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   11

Finally, investors remain wedded to the long-duration, higher-quality growth space and have not fully embraced the magnitude of cyclical resurgence. As the fear of deflation collapses, the risk to the more-cyclical and shorter-duration businesses collapses as well. Of course, the consensus can now imagine the end of the pandemic in a way that seemed incomprehensible last autumn. Even so, the power of the consumer recovery may still be underappreciated.

We expect the Treasury curve to continue to steepen, as higher inflation sets in over the next quarter or two, although our base case is for inflation to begin to normalize as soon as the fourth quarter. Additionally, our expectation is that the high-yield market will experience further drops in default rates until it returns to the long-term average of 3.0%–3.5%.

We have been surprised at the amount of fiscal support that has made it through a 50/50 Senate. Unconstrained expansion in federal spending creates the possibility for substantially higher rates in coming months, but we expect that the long-term trend for interest rates will return to trading ranges close to those of the current market. As always, we apply our active, bond-by-bond approach to take risk when we believe our shareholders are being well compensated.

The dominant theme of 2021—cyclical resurgence led by America—is not entirely discounted by investors. At the stock level, the real opportunity is found in those businesses with material operating leverage to the ongoing “waves of reopening.” The remarkable growth story of 2021 will eventually generate its own constraints, but the upswing may not crest before the early months of 2022.

The fault lines of the past decade are beginning to fade. We imagine a very different investment cycle ahead, one whose prevailing features include the growing interventionism of the public sector, the acceleration of technological change, and the fragmentation of the global economy amidst rising international tensions. At minimum, investors should prepare for the sector and style turmoil that appears inevitable.

The real problem for risk assets will emerge when the pandemic era passes and the debate over how to withdraw stimulus measures begins. The world beyond the pandemic will not be a return to the prior status quo. All of this explains our growing apprehension for risk assets beyond 2021, when the exceptional conditions created by the pandemic begin to fade.

At that point, risk assets will face a formidable problem of “re-entry” into a new investment world. But the worm turns slowly to paraphrase an old proverb, so stay bullish for now.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Schedule of Investments April 30, 2021 (Unaudited)

12 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (27.5%)
Airlines (0.4%)
5,547	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$5,551
351,432	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	350,254
58,000	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	58,174
216,181	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	238,664
157,310	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	176,001
	American Airlines Inc/ AAdvantage Loyalty IP, Ltd.*
144,000	5.500%, 04/20/26	151,296
48,000	5.750%, 04/20/29	51,485
184,000	JetBlue Pass Through Trust Series 2020-1, Class Bµ 7.750%, 05/15/30	210,726
115,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	130,385
178,811	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	183,453
113,762	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	111,219
		1,667,208

Communication Services (1.9%)
335,000	Arrow Bidco, LLC* 9.500%, 03/15/24	335,342
200,000	Ashtead Capital, Inc.*µ 4.000%, 05/01/28	210,330
144,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	147,578
140,000	Brink’s Company* 5.500%, 07/15/25	148,732
77,000	Cable One, Inc.*^ 4.000%, 11/15/30	76,219
550,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	584,436
24,000	Clear Channel Outdoor Holdings, Inc.*^ 7.750%, 04/15/28	24,738
170,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	183,410
	CSC Holdings, LLC*
200,000	5.750%, 01/15/30	212,918
200,000	4.625%, 12/01/30	195,732

PRINCIPAL AMOUNT		VALUE
624,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	$643,893
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
150,000	6.625%, 08/15/27	81,303
115,000	5.375%, 08/15/26	84,086
775,000	Embarq Corp. 7.995%, 06/01/36	903,952
	Entercom Media Corp.^
96,000	6.750%, 03/31/29*	99,197
96,000	6.500%, 05/01/27	98,666
72,000	Frontier Communications Corp.* 5.875%, 10/15/27	76,616
280,000	Frontier North, Inc.@ 6.730%, 02/15/28	300,406
70,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	68,342
145,000	Intelsat Jackson Holdings, SA*@ 9.750%, 07/15/25	90,464
290,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	312,127
145,000	Ligado Networks, LLC* 15.500%, 11/01/23	143,006
385,000	Lumen Technologies, Inc.*µ 4.000%, 02/15/27	392,327
500,000	Netflix, Inc.*^ 4.875%, 06/15/30	580,735
	Scripps Escrow II, Inc.*
95,000	3.875%, 01/15/29	94,419
48,000	5.375%, 01/15/31^	48,744
300,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	315,750
96,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	100,201
145,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	140,638
345,000	Sprint Capital Corp.^ 6.875%, 11/15/28	434,817
480,000	Sprint Corp. 7.125%, 06/15/24	555,178
126,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	123,465
265,000	United States Cellular Corp. 6.700%, 12/15/33	331,335
96,000	Univision Communications, Inc.*^ 5.125%, 02/15/25	97,770
395,000	Vodafone Group, PLC‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	482,311
		8,719,183

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (3.4%)
201,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	$215,082
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
394,000	6.625%, 01/15/28	425,158
124,000	9.875%, 04/01/27^	141,217
56,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	58,621
610,000	Bally’s Corp.* 6.750%, 06/01/27	649,949
575,000	BorgWarner, Inc.*µ 5.000%, 10/01/25	663,941
24,000	Boyne USA, Inc.* 4.750%, 05/15/29	24,688
	Caesars Entertainment, Inc.*
93,000	8.125%, 07/01/27^	103,484
93,000	6.250%, 07/01/25	98,957
330,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	333,201
	Carnival Corp.*
98,000	10.500%, 02/01/26^	115,775
48,000	7.625%, 03/01/26	52,632
96,000	Carriage Services, Inc.* 4.250%, 05/15/29	95,760
	Carvana Company*
145,000	5.625%, 10/01/25^	149,615
48,000	5.500%, 04/15/27	48,707
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
750,000	4.750%, 03/01/30^	783,292
250,000	4.500%, 08/15/30	255,053
160,000	5.750%, 02/15/26	165,466
96,000	4.250%, 02/01/31	96,084
475,000	Century Communities, Inc. 6.750%, 06/01/27	512,325
465,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	482,763
	DISH DBS Corp.^
347,000	7.750%, 07/01/26	400,292
50,000	7.375%, 07/01/28	54,062
285,000	ESH Hospitality, Inc.* 4.625%, 10/01/27	302,254
120,000	Ford Motor Company 8.500%, 04/21/23	134,514
	Ford Motor Credit Company, LLC^
715,000	4.134%, 08/04/25	754,325
300,000	4.000%, 11/13/30	306,510
200,000	4.389%, 01/08/26	213,772

PRINCIPAL AMOUNT		VALUE
	General Motors Financial Company, Inc.‡
435,000	5.700%, 09/30/30 5 year CMT + 5.00%	$486,939
395,000	6.500%, 09/30/28^ 3 mo. USD LIBOR + 3.44%	437,992
	goeasy, Ltd.*
500,000	5.375%, 12/01/24	520,465
177,000	4.375%, 05/01/26	179,250
96,000	Guitar Center, Inc.*& 8.500%, 01/15/26	101,605
280,000	Installed Building Products, Inc.*^ 5.750%, 02/01/28	295,400
	L Brands, Inc.
254,000	6.694%, 01/15/27µ	294,930
142,000	6.875%, 11/01/35	172,350
144,000	Life Time, Inc.*^ 8.000%, 04/15/26	151,891
	M/I Homes, Inc.
275,000	5.625%, 08/01/25µ	285,838
130,000	4.950%, 02/01/28	137,041
	Macy’s Retail Holdings, LLC
100,000	6.700%, 07/15/34*	99,947
50,000	5.125%, 01/15/42	43,527
93,000	Macy’s, Inc.*^ 8.375%, 06/15/25	102,649
48,000	Magic Mergeco, Inc.* 5.250%, 05/01/28	48,687
	Mattel, Inc.*
830,000	5.875%, 12/15/27µ^	912,651
24,000	3.750%, 04/01/29	24,586
300,000	Mclaren Finance, PLC*^ 5.750%, 08/01/22	297,408
48,000	Meritage Homes Corp.*^ 3.875%, 04/15/29	49,382
173,000	Midwest Gaming Borrower, LLC* 4.875%, 05/01/29	173,152
144,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	146,311
278,000	Newell Brands, Inc. 4.700%, 04/01/26	309,970
47,000	News Corp.* 3.875%, 05/15/29	47,940
	Rite Aid Corp.
373,000	8.000%, 11/15/26*^	387,834
98,000	7.700%, 02/15/27	96,069
	Royal Caribbean Cruises, Ltd.*
100,000	11.500%, 06/01/25	115,995
51,000	10.875%, 06/01/23	58,578
96,000	Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed*^ 4.625%, 03/01/29	96,876

Schedule of Investments April 30, 2021 (Unaudited)

14 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
505,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	$508,181
270,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	304,868
47,000	Tempur Sealy International, Inc.* 4.000%, 04/15/29	47,615
50,000	TopBuild Corp.*^ 3.625%, 03/15/29	49,850
50,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	58,548
220,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	219,892
280,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	285,925
47,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	48,094
		15,235,735

Consumer Staples (0.5%)
	Central Garden & Pet Company
96,000	4.125%, 10/15/30^	99,143
48,000	4.125%, 04/30/31*	47,881
	Edgewell Personal Care Company*
143,000	4.125%, 04/01/29^	142,927
95,000	5.500%, 06/01/28	101,198
218,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	217,119
	Kraft Heinz Foods Company
290,000	4.375%, 06/01/46	311,074
48,000	4.250%, 03/01/31	52,944
48,000	3.875%, 05/15/27^	52,293
395,000	Land O’Lakes, Inc.*µ 7.000%, 09/18/28	405,756
135,000	Post Holdings, Inc.* 4.625%, 04/15/30	136,415
72,000	Prestige Brands, Inc.* 3.750%, 04/01/31	69,183
72,000	Turning Point Brands, Inc.*^ 5.625%, 02/15/26	74,606
210,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	226,607
260,000	Vector Group, Ltd.* 5.750%, 02/01/29	262,844
		2,199,990

Energy (2.0%)
71,000	Antero Resources Corp.* 7.625%, 02/01/29	77,007
	Apache Corp.
192,000	5.100%, 09/01/40	197,290
108,000	4.875%, 11/15/27	114,053
96,000	4.625%, 11/15/25^	101,507

PRINCIPAL AMOUNT		VALUE
	Buckeye Partners, LP
550,000	3.950%, 12/01/26^	$553,542
460,000	5.850%, 11/15/43	454,563
333,000	ChampionX Corp. 6.375%, 05/01/26	349,310
50,000	Cheniere Energy Partners, LP*^ 4.000%, 03/01/31	50,938
96,000	Cheniere Energy, Inc.*µ 4.625%, 10/15/28	100,182
	Continental Resources, Inc.^
190,000	3.800%, 06/01/24µ	199,262
145,000	4.375%, 01/15/28	157,864
475,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	434,630
620,000	Enbridge, Inc.^‡ 5.750%, 07/15/80 5 year CMT + 5.31%	682,694
	EnLink Midstream Partners, LP
835,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	580,684
205,000	4.850%, 07/15/26	206,837
	EQT Corp.
265,000	8.500%, 02/01/30	339,158
75,000	7.625%, 02/01/25^	86,439
50,000	5.000%, 01/15/29	54,652
153,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	157,786
210,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	216,909
425,000	MPLX, LP^‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	430,550
96,000	Murphy Oil Corp.^ 6.375%, 07/15/28	97,584
	New Fortress Energy, Inc.*
96,000	6.500%, 09/30/26	97,980
95,000	6.750%, 09/15/25^	98,450
48,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	49,158
	Occidental Petroleum Corp.
590,000	4.300%, 08/15/39µ	522,120
432,000	2.900%, 08/15/24	431,434
363,000	2.700%, 08/15/22µ	365,741
94,000	5.875%, 09/01/25µ	102,797
50,000	Ovintiv Exploration, Inc. 5.750%, 01/30/22	51,559
50,000	Ovintiv, Inc. 6.500%, 08/15/34	63,821
134,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	136,191

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
790,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	$666,744
72,000	Range Resources Corp.*^ 8.250%, 01/15/29	78,230
38,000	Transocean, Inc.*^ 11.500%, 01/30/27	36,813
94,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	94,183
280,000	Viper Energy Partners, LP*^ 5.375%, 11/01/27	293,275
400,000	W&T Offshore, Inc.* 9.750%, 11/01/23	354,080
		9,086,017

Financials (12.1%)
651,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	670,764
146,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	154,999
216,000	AG Issuer, LLC* 6.250%, 03/01/28	224,042
875,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*^ 6.750%, 10/15/27	922,504
1,186,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87	1,207,170
790,000	American International Group, Inc.µ‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	897,780
650,000	AmWINS Group, Inc.* 7.750%, 07/01/26	692,855
710,000	AssuredPartners, Inc.* 7.000%, 08/15/25	729,156
208,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	215,665
760,000	Bank of America Corp.µ‡ 4.300%, 01/28/25 3 mo. USD LIBOR + 2.66%	781,797
690,000	Bank of Montrealµ^‡ 4.800%, 08/25/24 5 year CMT + 2.98%	731,400
	Bank of New York Mellon Corp.^‡
1,250,000	4.700%, 09/20/25 5 year CMT + 4.36%	1,382,312
188,000	3.700%, 03/20/26µ 5 year CMT + 3.35%	197,404
1,250,000	Bank of Nova Scotiaµ‡ 4.900%, 06/04/25 5 year CMT + 4.55%	1,342,850

PRINCIPAL AMOUNT		VALUE
215,000	Bank OZK‡ 5.500%, 07/01/26 3 mo. USD LIBOR + 4.43%	$216,071
600,000	Barclays, PLC‡ 7.875%, 03/15/22 U.S. 5 yr Swap + 6.77%	631,320
	BP Capital Markets, PLCµ‡
810,000	4.875%, 03/22/30 5 year CMT + 4.40%	872,313
410,000	4.375%, 06/22/25 5 year CMT + 4.04%	436,904
191,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	194,144
931,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*^ 5.750%, 05/15/26	973,658
	Charles Schwab Corp.‡
975,000	4.000%, 06/01/26µ^ 5 year CMT + 3.17	1,006,463
433,000	4.000%, 12/01/30^ 10 year CMT + 3.08%	432,909
400,000	5.375%, 06/01/25µ 5 year CMT + 4.97%	447,612
792,000	CIT Group, Inc.‡ 5.800%, 06/15/22 3 mo. USD LIBOR + 3.97%	820,781
	Citigroup, Inc.µ‡
2,875,000	3.875%, 02/18/26 5 year CMT + 3.42	2,894,665
445,000	4.000%, 12/10/25 5 year CMT + 3.60%	452,432
	Credit Acceptance Corp.
475,000	6.625%, 03/15/26^	502,631
161,000	5.125%, 12/31/24*µ	166,471
565,000	Credit Suisse Group, AG*^‡ 7.500%, 12/11/23 U.S. 5 yr Swap + 4.60%	622,850
60,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	64,354
	Discover Financial Services‡
755,000	6.125%, 06/23/25 5 year CMT + 5.78%	851,776
425,000	5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	455,902
500,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	525,010
1,700,000	Fifth Third Bancorp^‡ 4.500%, 09/30/25 5 year CMT + 4.22%	1,864,781
200,000	Genworth Mortgage Holdings, Inc.* 6.500%, 08/15/25	217,368

Schedule of Investments April 30, 2021 (Unaudited)

16 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
168,049	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	$167,538
230,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	227,599
	Goldman Sachs Group, Inc.‡
1,570,000	4.400%, 02/10/25 5 year CMT + 2.85%	1,627,415
1,375,000	3.800%, 05/10/26^ 5 year CMT + 2.97	1,376,320
427,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	440,882
	HSBC Holdings, PLCµ‡
400,000	6.375%, 03/30/25 U.S. 5 yr Swap + 4.37%	443,888
250,000	4.000%, 03/09/26^ 5 year CMT + 3.22	251,928
910,000	HUB International, Ltd.* 7.000%, 05/01/26	944,707
	Huntington Bancshares, Inc.‡
1,075,000	4.450%, 10/15/27 7 year CMT + 4.05%	1,153,722
375,000	5.625%, 07/15/30^ 10 year CMT + 4.95%	437,321
220,000	5.700%, 04/15/23µ 3 mo. USD LIBOR + 2.88%	226,765
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.^
430,000	5.250%, 05/15/27	440,810
144,000	4.375%, 02/01/29*	139,920
300,000	ILFC E-Capital Trust II*‡ 4.250%, 12/21/65 3 mo. USD LIBOR + 1.80%	255,459
485,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	509,381
490,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 6.250%, 06/03/26	515,936
1,720,000	JPMorgan Chase & Companyµ‡ 4.600%, 02/01/25 SOFR + 3.13%	1,775,332
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
424,000	5.250%, 10/01/25	430,479
43,000	4.250%, 02/01/27	42,205
93,000	LD Holdings Group, LLC* 6.125%, 04/01/28	93,480
575,000	Lloyds Banking Group, PLCµ‡ 7.500%, 06/27/24 U.S. 5 yr Swap + 4.76%	651,228
239,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	239,896

PRINCIPAL AMOUNT		VALUE
760,000	Markel Corp.^‡ 6.000%, 06/01/25 5 year CMT + 5.66%	$845,067
	MetLife, Inc.^
1,340,000	6.400%, 12/15/66	1,692,005
865,000	3.850%, 09/15/25µ‡ 5 year CMT + 3.58%	911,104
380,000	Nationwide Financial Services, Inc.µ 6.750%, 05/15/87	465,371
	Navient Corp.
422,000	5.000%, 03/15/27^	425,591
220,000	4.875%, 03/15/28	215,871
550,000	Nippon Life Insurance Company*µ‡ 2.750%, 01/21/51 5 year CMT + 2.65%	532,879
580,000	Nordea Bank Abp*µ‡ 6.625%, 03/26/26 5 year CMT + 4.11%	670,103
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
113,000	7.500%, 06/01/25	122,955
98,000	5.875%, 10/01/28	104,088
1,123,000	PartnerRe Finance B, LLCµ^‡ 4.500%, 10/01/50 5 year CMT + 3.82%	1,160,463
117,000	PHH Mortgage Corp.* 7.875%, 03/15/26	119,252
220,000	Prospect Capital Corp.µ 3.706%, 01/22/26	222,699
376,000	Prudential Financial, Inc.^‡ 3.700%, 10/01/50 5 year CMT + 3.04%	387,803
500,000	QBE Insurance Group, Ltd.*^‡ 5.875%, 05/12/25 5 year CMT + 5.51%	541,530
220,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	218,607
116,000	SLM Corp.^ 4.200%, 10/29/25	122,404
2,530,000	State Street Corp.µ‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	2,684,684
199,000	StoneX Group, Inc.* 8.625%, 06/15/25	213,330
651,000	SVB Financial Group^‡ 4.100%, 02/15/31 10 year CMT + 3.06%	657,119
	Truist Financial Corp.‡
1,280,000	4.800%, 09/01/24^ 5 year CMT + 3.00%	1,356,096
375,000	4.950%, 09/01/25µ 5 year CMT + 4.61%	413,363

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
575,000	UBS Group, AG*‡ 7.000%, 01/31/24 U.S. 5 yr Swap + 4.34%	$636,583
	United Wholesale Mortgage, LLC*
143,000	5.500%, 11/15/25	148,783
96,000	5.500%, 04/15/29	94,380
172,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.750%, 02/15/27	173,505
1,870,000	Wells Fargo & Company^‡ 3.900%, 03/15/26 5 year CMT + 3.45%	1,914,618
208,000	XHR, LP* 6.375%, 08/15/25	221,254
		54,464,831

Health Care (1.5%)
96,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	99,389
	Bausch Health Companies, Inc.*
640,000	5.000%, 01/30/28	650,662
83,000	5.000%, 02/15/29^	83,168
48,000	5.250%, 02/15/31^	48,132
95,000	Centene Corp. 3.000%, 10/15/30	94,398
	Charles River Laboratories International, Inc.*
48,000	4.000%, 03/15/31^	49,434
48,000	3.750%, 03/15/29	48,898
	CHS/Community Health Systems, Inc.*
875,000	8.125%, 06/30/24	917,682
610,000	8.000%, 03/15/26	657,946
108,000	6.875%, 04/15/29^	113,050
	DaVita, Inc.*
284,000	4.625%, 06/01/30	287,769
142,000	3.750%, 02/15/31	135,083
	Encompass Health Corp.
100,000	4.750%, 02/01/30	105,414
100,000	4.500%, 02/01/28	103,728
200,000	Jazz Securities DAC* 4.375%, 01/15/29	204,618
	Organon Finance 1, LLC*
350,000	5.125%, 04/30/31µ	363,366
200,000	4.125%, 04/30/28	205,314
	Tenet Healthcare Corp.
835,000	6.875%, 11/15/31	935,309
480,000	5.125%, 11/01/27*	504,802
261,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	262,762
1,015,000	Teva Pharmaceutical Finance Netherlands III, BV 2.800%, 07/21/23	1,008,869
		6,879,793

PRINCIPAL AMOUNT		VALUE

Industrials (2.9%)
190,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	$210,919
220,000	ACCO Brands Corp.* 4.250%, 03/15/29	216,729
560,000	Air Lease Corp.^‡ 4.650%, 06/15/26 5 year CMT + 4.08	572,337
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*^
217,000	4.875%, 02/15/30	226,238
215,000	4.625%, 01/15/27	223,897
95,000	3.500%, 03/15/29	91,576
50,000	Allison Transmission, Inc.*^ 3.750%, 01/30/31	48,354
50,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	44,047
108,000	Arcosa, Inc.* 4.375%, 04/15/29	110,529
940,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	986,643
	Beacon Roofing Supply, Inc.*
525,000	4.875%, 11/01/25^	538,702
72,000	4.125%, 05/15/29	71,864
96,000	BWX Technologies, Inc.* 4.125%, 04/15/29	98,658
635,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	677,964
	Delta Air Lines, Inc.
49,000	3.800%, 04/19/23	50,722
47,000	7.375%, 01/15/26^	55,157
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ
48,000	4.750%, 10/20/28	52,716
24,000	4.500%, 10/20/25	25,764
141,000	Endure Digital, Inc.* 6.000%, 02/15/29	135,205
85,000	EnerSys* 4.375%, 12/15/27	89,208
205,000	Fly Leasing, Ltd. 5.250%, 10/15/24	209,028
240,000	General Electric Company^‡ 3.514%, 06/15/21 3 mo. USD LIBOR + 3.33%	228,329
96,000	GFL Environmental, Inc.* 3.750%, 08/01/25	97,803
100,000	Golden Nugget, Inc.*^ 8.750%, 10/01/25	105,256
108,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	116,181

Schedule of Investments April 30, 2021 (Unaudited)

18 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
308,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	$302,320
475,000	Herc Holdings, Inc.*^ 5.500%, 07/15/27	502,797
82,000	Howmet Aerospace, Inc. 6.875%, 05/01/25	95,195
290,000	JELD-WEN, Inc.* 4.625%, 12/15/25	296,392
96,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	107,677
143,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	144,609
96,000	MasTec, Inc.*^ 4.500%, 08/15/28	100,600
29,000	Meritor, Inc.* 4.500%, 12/15/28	29,436
107,000	Moog, Inc.*µ 4.250%, 12/15/27	110,142
430,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	449,746
	Navistar International Corp.*
345,000	6.625%, 11/01/25	358,003
95,000	9.500%, 05/01/25	103,173
172,000	Novelis Corp.*^ 4.750%, 01/30/30	179,511
225,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	231,372
	Patrick Industries, Inc.*
275,000	7.500%, 10/15/27	300,193
96,000	4.750%, 05/01/29	96,309
235,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	250,148
47,000	Picasso Finance Sub, Inc.*^ 6.125%, 06/15/25	50,047
185,000	QVC, Inc.^ 4.375%, 09/01/28	190,272
165,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	173,969
98,000	Sensata Technologies, Inc.*^ 3.750%, 02/15/31	97,487
	Sinclair Television Group, Inc.*
100,000	5.500%, 03/01/30^	99,808
96,000	4.125%, 12/01/30	93,678
	Standard Industries, Inc.*^
195,000	5.000%, 02/15/27	201,160
47,000	4.375%, 07/15/30	47,186
315,000	Stanley Black & Decker, Inc.^‡ 4.000%, 03/15/60 5 year CMT + 2.66%	335,749

PRINCIPAL AMOUNT		VALUE
	Station Casinos, LLC*
450,000	4.500%, 02/15/28^	$451,863
264,000	5.000%, 10/01/25	268,451
96,000	Stericycle, Inc.* 3.875%, 01/15/29	96,120
145,000	STL Holding Company, LLC* 7.500%, 02/15/26	152,852
	TransDigm, Inc.
655,000	7.500%, 03/15/27^	703,961
465,000	6.250%, 03/15/26*	492,691
50,000	Triton Water Holdings, Inc.* 6.250%, 04/01/29	50,684
96,000	Tronox, Inc.* 4.625%, 03/15/29	98,172
48,000	United Rentals North America, Inc. 3.875%, 02/15/31	48,365
280,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	287,210
	WESCO Distribution, Inc.*
93,000	7.125%, 06/15/25^	100,867
45,000	7.250%, 06/15/28	49,975
		13,032,016

Information Technology (0.5%)
299,000	CommScope Technologies, LLC* 6.000%, 06/15/25	304,687
	Dell International, LLC / EMC Corp.*µ
155,000	6.100%, 07/15/27	190,058
80,000	5.850%, 07/15/25	93,860
56,000	Fair Isaac Corp.* 4.000%, 06/15/28	57,015
210,000	KBR, Inc.* 4.750%, 09/30/28	212,373
210,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	207,310
96,000	NCR Corp.* 5.125%, 04/15/29	99,044
143,000	ON Semiconductor Corp.*µ 3.875%, 09/01/28	147,311
129,000	Open Text Corp.*µ 3.875%, 02/15/28	130,743
96,000	Playtika Holding Corp.*^ 4.250%, 03/15/29	95,538
118,000	PTC, Inc.* 4.000%, 02/15/28	121,257
145,000	TTM Technologies, Inc.* 4.000%, 03/01/29	145,412
	Twilio, Inc.
87,000	3.625%, 03/15/29	88,831
47,000	3.875%, 03/15/31^	48,288

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
220,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	$218,559
		2,160,286

Materials (0.9%)
90,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	95,254
240,000	ArcelorMittal, SA 7.250%, 10/15/39	338,566
255,000	Clearwater Paper Corp.*µ 4.750%, 08/15/28	257,688
285,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	290,609
	Freeport-McMoRan, Inc.
300,000	5.450%, 03/15/43	366,852
285,000	5.000%, 09/01/27	302,918
90,000	5.400%, 11/14/34	108,284
144,000	HB Fuller Company 4.250%, 10/15/28	146,827
	Hudbay Minerals, Inc.*
148,000	6.125%, 04/01/29^	157,991
48,000	4.500%, 04/01/26	48,724
	Kaiser Aluminum Corp.*
93,000	6.500%, 05/01/25	99,043
85,000	4.625%, 03/01/28	87,451
156,000	Mercer International, Inc.* 5.125%, 02/01/29	162,154
	New Gold, Inc.*
64,000	6.375%, 05/15/25	66,058
50,000	7.500%, 07/15/27	54,354
189,000	OCI, NV*µ 4.625%, 10/15/25	197,868
95,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	103,308
252,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	214,901
80,000	Silgan Holdings, Inc. 4.125%, 02/01/28	82,761
96,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	97,645
500,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	523,980
97,000	Valvoline, Inc.* 3.625%, 06/15/31	94,947
		3,898,183

Real Estate (0.2%)
152,000	EPR Properties 3.750%, 08/15/29	148,509

PRINCIPAL AMOUNT		VALUE
	Forestar Group, Inc.*
270,000	8.000%, 04/15/24	$281,211
139,000	5.000%, 03/01/28	144,853
47,000	3.850%, 05/15/26	47,648
142,000	iStar, Inc.^ 5.500%, 02/15/26	147,437
95,000	Service Properties Trust 5.250%, 02/15/26	95,639
		865,297

Utilities (1.2%)
129,000	Calpine Corp.* 4.500%, 02/15/28	130,495
200,000	CenterPoint Energy, Inc.^‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	212,954
575,000	CMS Energy Corp.µ^‡ 4.750%, 06/01/50 5 year CMT + 4.12%	636,715
800,000	Dominion Energy, Inc.^‡ 4.650%, 12/15/24 5 year CMT + 2.99%	853,064
1,045,000	Duke Energy Corp.‡ 4.875%, 09/16/24 5 year CMT + 3.39%	1,109,884
840,000	NextEra Energy Capital Holdings, Inc.^‡ 4.800%, 12/01/77 3 mo. USD LIBOR + 2.41%	939,280
258,000	PPL Capital Funding, Inc.µ‡ 2.864%, 03/30/67 3 mo. USD LIBOR + 2.67%	243,867
375,000	Sempra Energy‡ 4.875%, 10/15/25 5 year CMT + 4.55%	409,039
753,000	Southern Companyµ‡ 4.000%, 01/15/51 5 year CMT + 3.73%	803,089
		5,338,387
	Total Corporate Bonds (Cost $118,603,843)	123,546,926

Convertible Bond (0.1%)
Consumer Discretionary (0.1%)
288,000	DISH Network Corp. 2.375%, 03/15/24 (Cost $263,305)	281,160

Bank Loans (2.5%)¡
Airlines (0.1%)
165,000	AAdvantage Loyalty IP Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	169,906

Schedule of Investments April 30, 2021 (Unaudited)

20 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
250,000	United Airlines, Inc.‡ 4.500%, 04/13/28 3 mo. LIBOR + 3.75%	$253,281
		423,187

Communication Services (0.4%)
491,250	Clear Channel Outdoor Holdings, Inc.‡ 3.686%, 08/21/26 3 mo. LIBOR + 3.50%	477,026
1,250	Clear Channel Outdoor Holdings, Inc.‡ 3.647%, 08/21/26 2 mo. LIBOR + 3.50%	1,214
128,521	Consolidated Communications, Inc.‡ 4.250%, 10/02/27 1 mo. LIBOR + 3.50%	128,475
300,000	Frontier Communications Corp.‡ 1.000%, 10/08/21 1 mo. LIBOR + 0.00%	299,374
177,750	iHeartCommunications, Inc.‡ 3.113%, 05/01/26 1 mo. LIBOR + 3.00%	175,862
825,000	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	842,973
		1,924,924

Consumer Discretionary (0.4%)
199,500	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	200,466
289,234	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	294,658
340,000	Petco Animal Supplies, Inc.‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	338,441
240,000	PetSmart, Inc.‡ 4.500%, 02/12/28 3 mo. LIBOR + 3.75%	240,990
145,100	Rent-A-Center, Inc.‡ 4.750%, 02/17/28 1 mo. LIBOR + 4.00%	146,309
335,000	WW International, Inc.! 0.000%, 04/13/28	335,377
		1,556,241

Consumer Staples (0.0%)
98,839	United Natural Foods, Inc.‡ 3.613%, 10/22/25 1 mo. LIBOR + 3.50%	98,905

Energy (0.0%)
200,855	Par Pacific Holdings, Inc.‡ 6.936%, 01/12/26 3 mo. LIBOR + 6.75%	199,801

PRINCIPAL AMOUNT		VALUE

Financials (0.1%)
225,000	Jazz Financing Lux Sarl! 0.000%, 04/22/28	$225,749

Health Care (0.8%)
941,118	Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	926,117
408,454	Endo Luxembourg Finance Company I Sarl‡ 5.750%, 03/10/28 1 mo. LIBOR + 5.00%	399,162
436,777	Gentiva Health Services, Inc.‡ 2.875%, 07/02/25 1 mo. LIBOR + 2.75%	436,504
727,518	Mallinckrodt International Finance, SA‡ 5.500%, 09/24/24 3 mo. LIBOR + 4.75%	709,559
386,068	Ortho Clinical Diagnostics, SA‡ 3.361%, 06/30/25 1 mo. LIBOR + 3.25%	386,019
828,178	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	774,537
		3,631,898

Industrials (0.4%)
191,100	BW Gas & Convenience Holdings, LLC‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	191,100
445,508	Dun & Bradstreet Corp.‡ 3.361%, 02/06/26 1 mo. LIBOR + 3.25%	443,560
295,558	Granite Holdings US Acquisition Co.‡ 4.203%, 09/30/26 3 mo. LIBOR + 4.00%	295,189
45,000	Horizon Therapeutics USA Inc.‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	44,899
264,406	Navistar International Corp.‡ 3.610%, 11/06/24 1 mo. LIBOR + 3.50%	264,637
681,221	Scientific Games International, Inc.‡ 2.863%, 08/14/24 1 mo. LIBOR + 2.75%	672,447
		1,911,832

Information Technology (0.3%)
263,407	Banff Merger Sub Inc‡ 3.863%, 10/02/25 3 mo. LIBOR + 3.75%	262,470
370,313	Camelot U.S. Acquisition 1 Company‡ 3.113%, 10/30/26 1 mo. LIBOR + 3.00%	367,396

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
134,663	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	$134,915
612,133	VFH Parent, LLC‡ 3.115%, 03/01/26 1 mo. LIBOR + 3.00%	611,622
		1,376,403

Materials (0.0%)
133,650	Innophos, Inc.‡ 3.613%, 02/07/27 1 mo. LIBOR + 3.50%	133,567
	Total Bank Loans (Cost $11,267,145)	11,482,507

NUMBER OF SHARES			VALUE
Common Stocks (81.7%)
Communication Services (10.1%)
6,500		Alphabet, Inc. - Class A#~	15,297,750
51,000		Facebook, Inc. - Class A^#~	16,579,080
1,107,000	EUR	Orange, SA	13,785,707
			45,662,537

Consumer Discretionary (3.7%)
92,600		Caesars Entertainment, Inc.#~	9,059,984
120,700		Las Vegas Sands Corp.~	7,394,082
			16,454,066

Consumer Staples (3.4%)
120,000		Coca-Cola Company^~	6,477,600
104,600		Sysco Corp.~	8,862,758
			15,340,358

Energy (3.7%)
175,500		Canadian Natural Resources, Ltd.^	5,331,690
63,500		Exxon Mobil Corp.	3,634,740
224,500		Kinder Morgan, Inc.~	3,827,725
155,700		Williams Companies, Inc.~	3,792,852
			16,587,007

Financials (7.2%)
23,065,000	GBP	Lloyds Banking Group, PLC	14,463,585
5,289,000	GBP	Natwest Group, PLC	14,353,352
61,500		Truist Financial Corp.	3,647,565
			32,464,502

Health Care (6.8%)
85,500		Baxter International, Inc.~	7,326,495
237,600		Boston Scientific Corp.^#~	10,359,360
18,400		UnitedHealth Group, Inc.~	7,337,920
24,700		Vertex Pharmaceuticals, Inc.#	5,389,540
			30,413,315

NUMBER OF SHARES			VALUE

Industrials (28.0%)
125,400		AerCap Holdings, NV#	$7,304,550
339,500		Air Lease Corp. - Class A~	15,858,045
55,000		Boeing Company#	12,887,050
220,500		Delta Air Lines, Inc.^#~	10,345,860
51,000		Honeywell International, Inc.^~	11,375,040
52,500		L3Harris Technologies, Inc.~	10,984,575
172,500		Raytheon Technologies Corp.~	14,358,900
70,500		Republic Services, Inc. - Class A~	7,494,150
183,000		Southwest Airlines Company~	11,488,740
104,000		TransUnion	10,877,360
61,000		Uber Technologies, Inc.#	3,340,970
42,900		Union Pacific Corp.~	9,527,661
			125,842,901

Information Technology (10.0%)
51,400		Fidelity National Information Services, Inc.~	7,859,060
18,400		FleetCor Technologies, Inc.#	5,294,048
32,000		Global Payments, Inc.~	6,868,160
31,900		Paycom Software, Inc.#	12,262,679
31,600		Salesforce.com, Inc.#~	7,278,112
21,400		Workday, Inc. - Class A#	5,285,800
			44,847,859

Materials (2.2%)
34,200		Linde, PLC~	9,775,728

Real Estate (6.6%)
1,813,000	GBP	British Land Company, PLC	12,992,262
1,312,000	GBP	Land Securities Group, PLC	13,074,155
104,500		MGM Growth Properties, LLC - Class A~	3,764,090
			29,830,507
		Total Common Stocks (Cost $330,635,295)	367,218,780

Convertible Preferred Stock (0.5%)
Financials (0.5%)
1,580		Bank of America Corp. ‡‡ 7.250% (Cost $2,331,323)	2,237,248

Exchange-Traded Funds (0.1%)
Other (0.1%)
2,600		iShares iBoxx High Yield Corporate Bond ETF^	227,344
2,100		SPDR Bloomberg Barclays High Yield Bond ETF^	229,341
	Total Exchange-Traded Funds (Cost $455,966)		456,685

Schedule of Investments April 30, 2021 (Unaudited)

22 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Preferred Stocks (7.7%)
Communication Services (0.9%)
25,330	AT&T, Inc.^ 4.750%, 02/18/25	$644,142
15,800	AT&T, Inc.^~ 5.350%, 11/01/66	416,962
63,250	Qwest Corp. 6.500%, 09/01/56	1,614,140
15,650	Telephone & Data Systems, Inc.~ 7.000%, 03/15/60	395,006
25,585	United States Cellular Corp. 6.250%, 09/01/69	678,002
18,750	United States Cellular Corp.^~ 7.250%, 12/01/64	480,188
		4,228,440

Consumer Discretionary (0.3%)
12,200	Ford Motor Company~ 6.200%, 06/01/59	324,276
3,615	Guitar Center, Inc.	434,704
6,695	Qurate Retail, Inc. 8.000%, 03/15/31	700,297
		1,459,277

Energy (0.5%)
41,525	Energy Transfer, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74	1,007,396
29,900	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	621,920
28,750	NuStar Logistics, LP‡ 6.918%, 01/15/43 3 mo. USD LIBOR + 6.73%	695,175
		2,324,491

Financials (4.3%)
18,000	Affiliated Managers Group, Inc. 4.750%, 09/30/60	461,340
11,367	Allstate Corp.^ 5.100%, 10/15/24	310,433
12,700	Annaly Capital Management, Inc.^‡ 6.950%, 09/30/22 3 mo. USD LIBOR + 4.99%	321,564
34,494	Arch Capital Group, Ltd. 5.250%, 09/29/21	875,803
9,000	B Riley Financial, Inc. 6.000%, 01/31/28	225,810
16,383	Bank of America Corp.^ 4.375%, 11/03/25	415,964
21,000	Brookfield Finance, Inc.^ 4.625%, 10/16/80	520,800

NUMBER OF SHARES		VALUE
52,600	Capital One Financial Corp.^ 5.000%, 12/01/24	$1,367,600
17,776	Capital One Financial Corp.^~ 4.800%, 06/01/25	452,399
25,300	CIT Group, Inc.^ 5.625%, 12/15/24	669,185
26,645	Citizens Financial Group, Inc.^ 5.000%, 01/06/25	691,438
26,025	CNO Financial Group, Inc. 5.125%, 11/25/60	664,158
15,419	Cullen/Frost Bankers, Inc.^ 4.450%, 12/15/25	390,717
7,063	First Republic Bank 4.125%, 10/30/25	176,222
8,250	Fulton Financial Corp. 5.125%, 01/15/26	213,180
42,104	JPMorgan Chase & Company^ 4.750%, 12/01/24	1,103,967
27,185	KeyCorp 5.650%, 12/15/23	736,985
17,135	Legg Mason, Inc. 5.450%, 09/15/56	435,743
66,665	Morgan Stanley^ 4.875%, 01/15/25	1,765,289
16,115	Oaktree Capital Group, LLC^ 6.550%, 09/15/23	433,493
26,000	Prudential Financial, Inc.^ 4.125%, 09/01/60	667,420
35,500	Selective Insurance Group, Inc.^ 4.600%, 12/15/25	887,855
8,994	Signature Bank 5.000%, 12/30/25	230,696
16,600	Spirit Realty Capital, Inc. 6.000%, 10/03/22	444,714
35,000	Truist Financial Corp.^ 4.750%, 09/01/25	928,200
27,365	US Bancorp^ 3.750%, 01/15/26	661,686
74,505	Wells Fargo & Company^ 4.750%, 03/15/25	1,917,014
37,757	WR Berkley Corp.^ 5.100%, 12/30/59	994,142
8,200	WR Berkley Corp.^ 5.700%, 03/30/58	222,712
		19,186,529

Industrials (0.2%)
19,700	Air Lease Corp.‡ 6.150%, 03/15/24 3 mo. USD LIBOR + 3.65%	529,142
7,500	Brookfield Finance I UK, PLC^ 4.500%, 11/24/25	185,550
11,400	QVC, Inc.^ 6.250%, 11/26/68	290,814

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 23

NUMBER OF SHARES		VALUE
2,900	WESCO International, Inc.‡ 10.625%, 06/22/25 5 year CMT + 10.33	$92,046
		1,097,552

Real Estate (1.1%)
16,375	American Homes 4 Rent~ 6.250%, 09/19/23	445,236
22,900	Brookfield Property Partners, LP~ 5.750%, 03/31/25	542,730
15,300	Brookfield Property Partners, LP^~ 6.375%, 09/30/24	386,478
15,800	Digital Realty Trust, Inc.^~ 5.850%, 03/13/24	441,610
17,100	EPR Properties~ 5.750%, 11/30/22	433,314
33,200	Federal Realty Investment Trust 5.000%, 09/29/22	883,784
8,840	Global Net Lease, Inc. 6.875%, 11/26/24	234,703
34,750	Kimco Realty Corp.^ 5.250%, 12/20/22	925,740
16,750	PS Business Parks, Inc.^~ 5.200%, 12/07/22	444,712
11,330	Public Storage^ 4.625%, 06/17/25	303,531
		5,041,838

Utilities (0.4%)
15,800	Algonquin Power & Utilities Corp.‡ 6.875%, 10/17/78 3 mo. USD LIBOR + 3.68%	436,080
19,000	Brookfield Renewable Partners, LP^ 5.250%, 03/31/25	499,890
16,150	DTE Energy Company~ 5.250%, 12/01/77	422,323
8,850	Southern Company^~ 4.950%, 01/30/80	235,056
		1,593,349
	Total Preferred Stocks (Cost $34,141,843)	34,931,476

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (1.1%) #
Consumer Discretionary (0.1%)
1,775 10,873,650	Las Vegas Sands Corp. Put, 05/21/21, Strike $60.00	272,462
345 7,150,470	Target Corp. May21 215 Call Call, 05/21/21, Strike $215.00	116,438
73 5,178,912	Tesla, Inc. Put, 05/21/21, Strike $640.00	83,220
		472,120

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Consumer Staples (0.1%)
920 7,795,160	Sysco Corp. Call, 05/21/21, Strike $85.00	$227,700

Energy (0.4%)
	Energy Select Sector SPDR Fund
6,000 29,634,000	Call, 06/18/21, Strike $50.00	1,125,000
3,680 18,175,520	Call, 05/21/21, Strike $50.00	448,960
		1,573,960

Industrials (0.1%)
1,470 6,866,370	Air Lease Corp. Put, 05/21/21, Strike $45.00	191,100
320 7,137,280	Honeywell International, Inc. Call, 05/21/21, Strike $230.00	35,360
1,250 6,846,250	Uber Technologies, Inc. Call, 06/18/21, Strike $60.00	248,750
		475,210

Information Technology (0.2%)
792 22,787,424	FleetCor Technologies, Inc. Call, 05/21/21, Strike $300.00	399,960
340 7,830,880	Salesforce.com, Inc. Call, 06/18/21, Strike $220.00	566,100
1,000 24,700,000	Workday, Inc. Call, 05/28/21, Strike $280.00	130,500
		1,096,560

Other (0.2%)
2,775 19,308,450	Consumer Staples Select Sector Put, 06/18/21, Strike $68.00	148,463
1,800 75,114,000	SPDR S&P 500 ETF Trust Put, 05/21/21, Strike $415.00	855,000
		1,003,463
	Total Purchased Options (Cost $4,925,456)	4,849,013
TOTAL INVESTMENTS (121.2%) (Cost $502,624,176)		545,003,795

LIABILITIES, LESS OTHER ASSETS (-21.2%)		(95,422,749)

NET ASSETS (100.0%)		$449,581,046

NUMBER OF SHARES		VALUE
Common Stocks Sold Short (-2.4%) #
Consumer Discretionary (-2.4%)
(68,000)	eBay, Inc.	(3,793,720)
(7,300)	Tesla, Inc.	(5,178,912)

Schedule of Investments April 30, 2021 (Unaudited)

24 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
(11,000)	Williams-Sonoma, Inc.	$(1,878,250)
	Total Common Stocks Sold Short (Proceeds $(8,859,914))	(10,850,882)

Exchange-Traded Funds Sold Short (-43.8%) #
Other (-43.8%)
(64,932)	ARK Innovation ETF	(7,841,837)
(277,500)	Consumer Staples Select Sector SPDR Fund	(19,308,450)
(407,000)	SPDR S&P 500 ETF Trust	(169,841,100)
	Total Exchange-Traded Funds Sold Short (Proceeds $(171,881,063))	(196,991,387)
	TOTAL SECURITIES SOLD SHORT (Proceeds $(180,740,977))	(207,842,269)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written Options (-1.2%) #
Communication Services (0.0%)
71 16,709,850	Alphabet, Inc. Call, 06/18/21, Strike $2,600.00	(67,095)

Consumer Discretionary (-0.5%)
1,745 9,735,355	eBay, Inc. Call, 04/23/21, Strike $61.00	(61,948)
1,775 10,873,650	Las Vegas Sands Corp. Put, 06/18/21, Strike $70.00	(1,712,875)
505 4,966,675	Peloton Interactive, Inc. Call, 05/07/21, Strike $150.00	(1,010)
	Target Corp.
345 7,150,470	Call, 05/14/21, Strike $210.00	(64,860)
345 7,150,470	Call, 05/21/21, Strike $225.00	(49,335)
	Tesla, Inc.
73 5,178,912	Put, 05/21/21, Strike $575.00	(29,747)
73 5,178,912	Put, 06/18/21, Strike $540.00	(61,138)
110 1,878,250	Williams-Sonoma, Inc. Call, 05/21/21, Strike $175.00	(46,200)
		(2,027,113)

Consumer Staples (0.0%)
230 1,948,790	Sysco Corp. Put, 05/21/21, Strike $80.00	(23,000)
525 7,345,275	Walmart, Inc. Call, 05/21/21, Strike $140.00	(154,350)
		(177,350)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Energy (0.0%)
750 7,730,250	Chevron Corp. Put, 05/21/21, Strike $100.00	$(120,750)

Industrials (-0.4%)
615 3,582,375	AerCap Holdings, NV Put, 05/21/21, Strike $60.00	(186,037)
1,470 6,866,370	Air Lease Corp. Put, 07/16/21, Strike $55.00	(1,345,050)
1,840 2,033,200	Embraer, SA Put, 05/21/21, Strike $10.00	(36,800)
80 1,784,320	Honeywell International, Inc. Put, 05/21/21, Strike $230.00	(71,200)
		(1,639,087)

Information Technology (-0.1%)
184 5,294,048	FleetCor Technologies, Inc. Put, 05/21/21, Strike $280.00	(119,600)
214 5,285,800	Workday, Inc. Put, 05/21/21, Strike $260.00	(341,330)
		(460,930)

Other (-0.2%)
2,775 19,308,450	Consumer Staples Select Sector Put, 09/17/21, Strike $63.00	(349,650)
4,850 19,894,700	iShares MSCI India ETF Put, 05/14/21, Strike $38.00	(145,500)
1,800 75,114,000	SPDR S&P 500 ETF Trust Put, 06/30/21, Strike $380.00	(627,300)
		(1,122,450)
	Total Written Options (Premium $5,486,885)	(5,614,775)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $27,381,024.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2021.

&Illiquid security.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 25

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $113,319,425.

‡‡Perpetual maturity.

FOREIGN CURRENCY ABBREVIATIONS

EUREuropean Monetary Unit

GBPBritish Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

26 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $502,624,176)	$545,003,795
Cash with custodian	15,639,835
Restricted cash for short positions	214,365,602
Receivables:
Accrued interest and dividends	2,182,360
Investments sold	1,129,878
Prepaid expenses	3,763
Total assets	778,325,233

LIABILITIES
Due to custodian bank - Foreign currency (cost $420)	420
Securities sold short, at value (proceeds $180,740,977)	207,842,269
Options written, at value (premium $5,486,885)	5,614,775
Payables:
Notes payable	98,000,000
Investments purchased	16,485,619
Affiliates:
Investment advisory fees	603,783
Trustees’ fees and officer compensation	1,868
Other accounts payable and accrued liabilities	195,453
Total liabilities	328,744,187
NET ASSETS	$449,581,046

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 19,632,194 shares issued and outstanding	$392,640,000
Undistributed net investment income (loss)	(3,840,775)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	45,629,128
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	15,152,693
NET ASSETS	$449,581,046
Net asset value per common shares based upon 19,632,194 shares issued and outstanding	$22.90

Statement of Operations Six Months Ended April 30, 2021 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 27

INVESTMENT INCOME
Interest	$2,955,719
Dividends	4,440,008
Dividend taxes withheld	(118,415)
Total investment income	7,277,312

EXPENSES
Investment advisory fees	3,314,318
Dividend or interest expense on short positions	1,203,824
Interest expense on Notes Payable (Note 6)	210,716
Custodian fees	31,071
Legal fees	30,452
Accounting fees	22,723
Trustees’ fees and officer compensation	16,924
Fund administration fees	16,549
Printing and mailing fees	16,351
Audit fees	13,358
Transfer agent fees	9,355
Registration fees	1,248
Other	48,798
Total expenses	4,935,687
NET INVESTMENT INCOME (LOSS)	2,341,625

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	49,334,703
Purchased options	(15,627,524)
Foreign currency transactions	(179,772)
Written options	25,928,505
Short positions	3,124,492
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	76,606,100
Purchased options	(375,674)
Foreign currency translations	2,496
Written options	4,519,691
Short positions	(24,038,806)
NET GAIN (LOSS)	119,294,211
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,635,836

28 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020*

OPERATIONS
Net investment income (loss)	$2,341,625	$6,066,206
Net realized gain (loss)	62,580,404	5,592,293
Change in unrealized appreciation/(depreciation)	56,713,807	(41,561,114)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	121,635,836	(29,902,615)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(14,527,824)	(20,264,351)
Net decrease in net assets from distributions to common shareholders	(14,527,824)	(20,264,351)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	392,640,000
Net increase (decrease) in net assets from capital stock transactions	—	392,640,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	107,108,012	342,473,034

NET ASSETS
Beginning of period	$342,473,034	$—
End of period	$449,581,046	$342,473,034

*Long/Short Equity and Dynamic Income Fund commenced operations on November 29, 2019.

Statements of Changes in Net Assets

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 29

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$121,635,836	$(29,902,615)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(575,913,650)	(779,480,924)
Net proceeds from disposition of short term investments	16,396,936	(16,396,936)
Purchases of securities to cover securities sold short	(140,569,350)	(223,045,132)
Proceeds paid on closing written options	(8,251,730)	(31,150,202)
Proceeds from disposition of investment securities, including purchased options	505,455,886	379,496,774
Proceeds from securities sold short	283,053,671	266,907,085
Premiums received from written options	39,788,199	50,810,321
Amortization and accretion of fixed-income securities	121,136	216,805
Net realized gains/losses from investments, excluding purchased options	(49,334,703)	(4,033,302)
Net realized gains/losses from purchased options	15,627,524	8,581,123
Net realized gains/losses from short positions	(3,124,492)	(2,480,384)
Net realized gains/losses from written options	(25,928,505)	(7,786,303)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(76,606,100)	34,150,038
Change in unrealized appreciation or depreciation on purchased options	375,674	(299,231)
Change in unrealized appreciation or depreciation on short positions	24,038,806	3,062,486
Change in unrealized appreciation or depreciation on written options	(4,519,691)	4,647,581
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(270,891)	(1,911,469)
Prepaid expenses	97	(3,860)
Increase/(decrease) in liabilities:
Payables to affiliates	122,167	483,484
Other accounts payable and accrued liabilities	97,244	98,209
Net cash provided by/(used in) operating activities	$122,194,064	$(348,036,452)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	—	392,640,000
Distributions to shareholders	(14,527,824)	(20,264,351)
Proceeds from note payable	28,800,000	69,200,000
Net cash provided by/(used in) financing activities	$14,272,176	$441,575,649
Net increase/(decrease) in cash	$136,466,240	$93,539,197
Cash and restricted cash at beginning of period	$93,539,197	$—
Cash at end of period	$230,005,437	$93,539,197
Supplemental disclosure
Cash paid for interest on Notes Payable	$213,816	$266,528

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	15,639,835	25,795
Restricted cash for short positions	214,365,602	93,513,394
Restricted foreign cash for short positions	—	8
Total cash and restricted cash at period end	$230,005,437	$93,539,197

30   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) was organized as a Delaware statutory trust on September 21, 2017 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on November 29, 2019.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU2017-08 as of January 1, 2020, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed-income securities. The financial statements are not adjusted for temporary differences.

32   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.35% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation is included in “Other assets” on the Statement of Assets and Liabilities. At April 30, 2021 the Fund had no deferred compensation. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2021 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$473,198,431
Proceeds from sales	—	465,192,503

The cost basis of investments for federal income tax purposes at April 30, 2021 was as follows*:

Cost basis of investments	$316,396,314
Gross unrealized appreciation	48,299,402
Gross unrealized depreciation	(33,148,965)
Net unrealized appreciation (depreciation)	$15,150,437

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2021 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2020 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2020
Distributions paid from:
Ordinary income	$20,264,351
Long-term capital gains	—
Return of capital	—

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,918,378
Undistributed capital gains	10,807
Total undistributed earnings	1,929,185
Accumulated capital and other losses	(2,109,489)
Net unrealized gains/(losses)	(45,207,196)
Total accumulated earnings/(losses)	(45,387,500)
Other	(4,779,466)
Paid-in-capital	392,640,000
Net assets applicable to common shareholders	$342,473,034

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or

34   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2021, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$4,849,013	$—
Written options(2)	—	5,614,775
	$4,849,013	$5,614,775

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the period ended April 30, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	169,066
Written options	223,836

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $98.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2021, the average borrowings under the Agreement were $85.0 million. For the period ended April 30, 2021, the average interest rate was 0.54%. As of April 30, 2021, the amount of total outstanding borrowings was $98.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2021 was 0.52%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2021, approximately $75.9 million of securities were on loan ($34.6 million of fixed-income securities

36   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

and $41.3 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 19,632,194 shares outstanding at April 30, 2021. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2021	YEAR ENDED October 31, 2020
Beginning shares	19,632,194	0
Shares sold	—	19,632,194
Shares issued through reinvestment of distributions	—	—
Ending shares	19,632,194	19,632,194

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$123,546,926	$—	$123,546,926
Convertible Bond	—	281,160	—	281,160
Bank Loans	—	11,482,507	—	11,482,507
Common Stocks U.S.	298,549,719	—	—	298,549,719
Common Stocks Foreign	—	68,669,061	—	68,669,061
Convertible Preferred Stock	2,237,248	—	—	2,237,248
Exchange-Traded Funds	456,685	—	—	456,685
Preferred Stocks	34,496,772	434,704	—	34,931,476
Purchased Options	4,849,013	—	—	4,849,013
Total	$340,589,437	$204,414,358	$—	$545,003,795
Liabilities:
Common Stocks Sold Short U.S.	$10,850,882	$—	$—	$10,850,882
Exchange-Traded Funds Sold Short	196,991,388	—	—	196,991,388
Written Options	5,614,775	—	—	5,614,775
Total	$213,457,045	$—	$—	$213,457,045

Notes to Financial Statements (Unaudited)

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   37

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2021	November 29, 2019• through October 31, 2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.44	$20.00
Income from investment operations:
Net investment income (loss)*	0.12	0.31
Net realized and unrealized gain (loss)	6.08	(1.84)
Total from investment operations	6.20	(1.53)
Less distributions to common shareholders from:
Net investment income	(0.26)	(0.40)
Net realized gains	(0.48)	(0.63)
Total distributions	(0.74)	(1.03)
Premiums from shares sold in at the market offerings	—	—
Net asset value, end of period	$22.90	$17.44
Market value, end of period	$20.74	$14.13
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	36.76%	(6.72)%
Market value	52.74%	(24.42)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.43% (c)	2.12% (c)
Net investment income (loss)	1.15% (c)	1.82% (c)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$449,581	$342,473
Portfolio turnover rate	95%	155%
Average commission rate paid	$0.0131	$0.0113
Notes Payable (000’s omitted)	$98,000	$69,200
Asset coverage per $1,000 of loan outstanding(d)	$5,588	$5,949

•Commencement of operations.

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable, to average net assets was 1.73% and 1.62%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

38   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Long/Short Equity & Dynamic Income Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) as of April 30, 2021, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets and the financial highlights of the Fund for the period from November 29, 2019 (commencement of operations) through October 31, 2020; and in our report dated December 18, 2020, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 18, 2021
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   39

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

40   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   41

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
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CPZSAN 3094 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [7] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Long/Short Equity & Dynamic Income Trust

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2021

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2021

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 25, 2021